UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 23, 2014

HARTFORD LIFE INSURANCE COMPANY
(Exact name of Registrant as Specified in Its Charter)

CONNECTICUT	001-32293	06-0974148
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 HOPMEADOW STREET, SIMSBURY, CONNECTICUT		06089
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (860) 547-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
On April 28, 2014, Hartford Life Inc, ("HLI"), the parent of Hartford Life Insurance Company ("together with its subsidiaries, "HLIC" or the "Company") entered into a Stock Purchase Agreement ("Agreement") to sell to ORIX Life Insurance Corporation ("Buyer"), a subsidiary of ORIX Corporation, a Japanese company, all of the issued and outstanding equity of Hartford Life Insurance KK ("HLIKK"), its wholly owned Japanese subsidiary.
Under the terms of the Agreement, and subject to regulatory approval, on closing HLIKK will recapture certain risks reinsured to the Company and Hartford Life and Annuity Insurance Company (“HLAI”), a wholly-owned subsidiary of the Company, by terminating intercompany agreements. Upon closing, Buyer will be responsible for all liabilities for the recaptured business. HLAI will, however, continue to be obligated for approximately $1.1 billion of fixed payout annuities related to the 3Win product formerly written by HLIKK. This transaction is not expected to have a material impact on the Company’s condensed consolidated results of operations, financial position or liquidity.
The Company has revised the Financial Statements and Supplementary Data of its Annual Report on Form 10-K for the fiscal year ended December 31, 2013 ( the "2013 Form 10-K") solely to reflect updates to the subsequent events footnote related to this transaction. No other information in the Company's 2013 Form 10-K has been updated for events or developments that occurred subsequent to the filing of the Company's Current Report on Form 8-K dated April 25, 2014 with the U.S. Securities and Exchange Commission (the “SEC”), which reflected updates to the subsequent events footnote through that date. The revised Financial Statements and Supplementary Data are filed as Exhibit 99.01 hereto and are incorporated herein by reference.The information in this Form 8-K, including the exhibits, should be read in conjunction with the Company's 2013 Form 10-K and subsequent SEC filings.
SAFE HARBOR STATEMENT
Some of the statements in this Current Report on Form 8-K may be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ. These important risks and uncertainties include those discussed in our Quarterly Reports on Form 10-Q, our Annual Report on Form 10-K and the other filings we make with the SEC. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

23.01	Consent of Deloitte & Touche LLP.

99.01	Part II, Item 8. Revised Financial Statements and Supplementary Data as of, and for the year ended December 31, 2013. [1]

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase.

101.DEF	XBRL Taxonomy Extension Definition Linkbase.

101.LAB	XBRL Taxonomy Extension Label Linkbase.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase.

[1]	Financial statements in this exhibit are now the Company's historical financial statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 23, 2014	Hartford Life Insurance Company

By:	/s/ Peter F. Sannizzaro
Peter F. Sannizzaro
Title:	Senior Vice President and Principal Accounting Officer